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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                         Date of Report:  March 4, 1997
                       (Date of earliest event reported)



                              LTC PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-11314                  71-0720518
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                        300 ESPLANADE DRIVE, SUITE 1860
                            OXNARD, CALIFORNIA 93030
          (Address of principal executive offices, including zip code)


                                 (805) 981-8655
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     The Company entered into an Underwriting Agreement dated March 4, 1997, between Company and Morgan Keegan & Company, Inc. as Representatives of the several underwriters, as defined therein, relating to the offering of 3,080,000 shares of 9.5% Series A Cumulative Preferred Stock (Liquidation Preference $25 Per Share), par value $.01 per share attached hereto as Exhibit 1.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     1.1  Underwriting Agreement

     12   Statement re computation of ratios

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LTC PROPERTIES, INC.


Date:  March 7, 1997                   By  /s/ JAMES J. PIECZYNSKI
                                         --------------------------------
                                               James J. Pieczynski
                                               Senior Vice President and
                                               Chief Financial Officer


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